Exhibit 99.1

CONTACT:	Investors: Douglas A. Fox, CFA Vice President, Investor Relations and Treasurer +1 847 793 6735 dfox@zebra.com	Media: Orlando De Bruce Director, Global Public Relations +1 510 267 5052 odebruce@zebra.com

FOR IMMEDIATE RELEASE

Zebra Technologies Announces 2009 Fourth Quarter Financial Results

Improved business in all regions leads to 72% sequential growth in operating income on an 11% sequential increase in sales that were well ahead of expectations

Lincolnshire, IL, February 9, 2010—Zebra Technologies Corporation (NASDAQ: ZBRA) today announced 2009 fourth quarter net sales of $222,522,000 and net income of $17,630,000, or $0.30 per diluted share, including $2,737,000 in exit, restructuring and integration costs which lowered diluted earnings by $0.03 per share. For the fourth quarter of 2008, the company had net sales of $232,568,000 and a net loss of $117,361,000, or $1.88 per basic and diluted share. Results for the fourth quarter of 2008 include pretax non-cash impairment charges of $157,600,000, or $2.20 per basic and diluted share after tax, and pretax exit, restructuring and integration expenses of $7,791,000 which reduced earnings by $0.08 per basic and diluted share after tax.

“Strong customer demand in all geographic regions led to results well ahead of expectations, as customers invested in Zebra products and solutions to improve their business processes and become more competitive in a stabilizing economic environment,” stated Anders Gustafsson, Zebra’s chief executive officer. “We experienced broad-based sales through our industry-leading global channel network and to large enterprise customers.”

Mr. Gustafsson added, “Zebra enters 2010 a leaner, more responsive company with many opportunities for growth and stockholder value creation. Streamlined North American sales and marketing processes are improving customer intimacy in the region. In Asia Pacific, Latin America and other high-growth territories, we are adding Zebra sales personnel to capture more available business. New, innovative products, such as our recently introduced re-transfer card printer, are enabling us to meet more of our customers’ identification and supply chain management needs.”

At December 31, 2009, Zebra had $246,721,000 in cash and investments, and no long-term debt. Net inventories were $79,926,000, and net accounts receivable were $150,992,000.

Discussion and Analysis

•

Net sales, up 10.8% from the third quarter of 2009 and down 4.3% from the fourth quarter of 2008, benefited from stronger customer demand in all geographic regions and an improved product mix including higher sales of high-performance and mid-range tabletop thermal printers.

•

The improved product mix, higher volumes and benefits from outsourcing thermal printer production, offset by higher freight costs incurred to meet greatly increased customer demand, were the major factors affecting gross margins.

•	Operating expenses continued to benefit from lower employee-related costs.

•

During the fourth quarter of 2008, the company recorded non-cash charges of $157,600,000 following an impairment review in accordance with the Statement of Financial Accounting Standard (SFAS) No. 142 “Goodwill and Other Intangibles” (currently ASC 350) and SFAS No. 144 “Accounting for the Impairment or Disposal of Long-lived Assets” (currently ASC 360). The charges were primarily attributable to impairment of goodwill and other assets recorded in connection with acquisitions in Zebra Enterprise Solutions in response to then-current and expected business conditions primarily in automotive and industrial manufacturing associated with the business from the WhereNet acquisition in 2007. The impairment also included a charge for a reduction in the estimated value of radio frequency identification (RFID) licenses, patents and other intellectual property related to the company’s Specialty Printing Group.

For the full year, net sales were $803,585,000 for 2009, compared with $976,700,000 for 2008. Net income for the twelve months was $47,104,000, or $0.79 per diluted share, including $12,191,000 in exit, restructuring and integration costs which lowered diluted earnings by $0.14 per diluted share. For 2008, net loss was $38,421,000, or $0.60 per basic and diluted share, including the $157,600,000 in impairment charges and $20,009,000 in exit, restructuring and integration costs.

Stock Purchase Update

During the fourth quarter of 2009, the company repurchased 593,552 shares of Zebra Technologies Corporation Class A Common Stock. At December 31, 2009, Zebra had 2,199,286 shares remaining in the company’s stock buyback authorization and 58,318,983 shares of common stock outstanding.

First Quarter Outlook

Zebra announced its financial forecast for the first quarter of 2010. Net sales are expected within a range of $217,000,000 and $230,000,000. Diluted earnings per share are expected within a range of $0.25 and $0.32. This forecast includes expected exit and restructuring costs of $0.02 per diluted share.

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Conference Call Notification

Investors are invited to listen to a live Internet broadcast of Zebra’s conference call discussing the company’s financial results for the fourth quarter of 2009. The conference call will be held at 11:00 AM Eastern Time today. To listen to the call, visit the company’s Web site at http://www.zebra.com.

Forward-looking Statement

This press release contains forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements regarding the company’s financial forecast for the first quarter of 2010 stated in the paragraph above captioned “First Quarter Outlook.” Actual results may differ from those expressed or implied in the company’s forward-looking statements. These statements represent estimates only as of the date they were made. Zebra undertakes no obligation, other than as may be required by law, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this release.

These forward-looking statements are based on current expectations, forecasts and assumptions and are subject to the risks and uncertainties inherent in Zebra’s industry, market conditions, general domestic and international economic conditions, and other factors. These factors include customer acceptance of Zebra’s hardware and software products and competitors’ product offerings, and the potential effects of technological changes. The widely reported uncertainty over future global economic conditions, the availability of credit, capital markets volatility, may have adverse effects on Zebra, its suppliers and its customers. Profits and profitability will be affected by Zebra’s ability to control manufacturing and operating costs, including the effect of Zebra’s activities to transfer final assembly of its printers to a third-party manufacturer. Because of a large investment portfolio, interest rates and financial market conditions will also have an impact on results. Foreign exchange rates will have an effect on financial results because of the large percentage of our international sales. The outcome of litigation in which Zebra may be involved is another factor. These and other factors could have an adverse effect on Zebra’s sales, gross profit margins and results of operations and increase the volatility of our financial results. When used in this release and documents referenced, the words “anticipate,” “believe,” “estimate,” and “expect” and similar expressions, as they relate to the company or its management, are intended to identify such forward-looking statements, but are not the exclusive means of identifying these statements. Descriptions of the risks, uncertainties and other factors that could affect the company’s future operations and results can be found in Zebra’s filings with the Securities and Exchange Commission. In particular, readers are referred to Zebra’s Form 10-K for the year ended December 31, 2008 and Form 10-Q for the quarter ended October 3, 2009.

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Zebra Technologies Corporation helps its customers identify, track and manage assets, transactions and people with systems and solutions that improve business processes. Companies use innovative and reliable Zebra printers, supplies, RFID products and software to increase productivity, improve quality, lower costs, and deliver better customer service. Information about Zebra and Zebra-brand products can be found at http://www.zebra.com.

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ZEBRA TECHNOLOGIES CORPORATION

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

	December 31, 2009	December 31, 2008
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$38,943	$33,267
Restricted cash	1,725	1,639
Investments and marketable securities	114,064	85,654
Accounts receivable, net	150,992	152,679
Inventories, net	79,926	100,199
Deferred income taxes	10,792	11,679
Income taxes receivable	3,550	—
Prepaid expenses and other current assets	10,945	11,701

Total current assets	410,937	396,818

Property and equipment at cost, less accumulated depreciation and amortization	77,589	75,363
Long-term deferred income taxes	35,842	51,251
Goodwill	153,225	151,356
Other intangibles, net	55,982	66,359
Long-term investments and marketable securities	91,989	104,326
Other assets	4,915	5,405

Total assets	$830,479	$850,878

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$28,137	$38,152
Accrued liabilities	52,591	67,911
Deferred revenue	24,082	18,366
Income taxes payable	—	558

Total current liabilities	104,810	124,987
Deferred rent	4,108	4,903
Other long-term liabilities	9,432	10,250

Total liabilities	118,350	140,140

Stockholders’ equity:
Preferred Stock	—	—
Class A Common Stock	722	722
Additional paid-in capital	136,104	144,861
Treasury stock	(385,831)	(344,147)
Retained earnings	969,195	922,091
Accumulated other comprehensive loss	(8,061)	(12,789)

Total stockholders’ equity	712,129	710,738

Total liabilities and stockholders’ equity	$830,479	$850,878

ZEBRA TECHNOLOGIES CORPORATION

CONSOLIDATED STATEMENTS OF EARNINGS

(Amounts in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
	(Unaudited)	(Unaudited)	(Unaudited)
Net sales:
Net sales of tangible products	$197,097	$206,410	$701,044	$871,587
Revenue from services and software	25,425	26,158	102,541	105,113

Total net sales	222,522	232,568	803,585	976,700

Cost of sales:
Cost of sales of tangible products	110,611	109,734	401,727	452,208
Cost of services and software	10,433	11,945	41,137	45,187

Total cost of sales	121,044	121,679	442,864	497,395

Gross profit	101,478	110,889	360,721	479,305

Operating expenses:
Selling and marketing	28,006	29,982	100,199	121,435
Research and development	21,516	23,104	85,089	94,449
General and administrative	20,373	20,090	85,032	87,885
Amortization of intangible assets	2,608	4,671	10,466	18,575
Claim settlement	—	—	—	(5,302)
Exit, restructuring and integration costs	2,737	7,791	12,191	20,009
Asset impairment charges	—	157,600	(1,058)	157,600

Total operating expenses	75,240	243,238	291,919	494,651

Operating income (loss)	26,238	(132,349)	68,802	(15,346)

Other income (expense):
Investment income	695	1,295	2,933	1,281
Foreign exchange gain (loss)	795	2,640	(45)	3,518
Other, net	(546)	(277)	(1,167)	(1,366)

Total other income	944	3,658	1,721	3,433

Income (loss) before income taxes	27,182	(128,691)	70,523	(11,913)
Income taxes	9,552	(11,330)	23,419	26,508

Net income (loss)	$17,630	$(117,361)	$47,104	$(38,421)

Basic earnings per share	$0.30	$(1.88)	$0.79	$(0.60)
Diluted earnings per share	$0.30	$(1.88)	$0.79	$(0.60)
Basic weighted average shares outstanding	58,583	62,561	59,306	64,524
Diluted weighted average and equivalent shares outstanding	58,769	62,561	59,425	65,524

ZEBRA TECHNOLOGIES CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

	Year Ended
	December 31, 2009	December 31, 2008
	(Unaudited )
Cash flows from operating activities:
Net income (loss)	$47,104	$(38,421)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	32,913	38,581
Share-based compensation	11,467	14,962
Asset impairment charges	(1,058)	157,600
Impairment of investments	943	7,271
Excess tax benefit from share-based compensation	(13)	(192)
Loss (gain) on sale of assets	829	(1,121)
Deferred income taxes	16,247	(23,138)
Changes in assets and liabilities, net of businesses acquired:
Accounts receivable, net	8,747	(21,891)
Inventories	22,315	(26,222)
Other assets	(718)	(2,758)
Accounts payable	(16,105)	17,891
Accrued liabilities	(16,315)	1,429
Deferred revenue	4,966	11,281
Income taxes payable	(5,705)	(1,002)
Other operating activities	81	4,012

Net cash provided by operating activities	105,698	138,282

Cash flows from investing activities:
Purchases of property and equipment	(24,890)	(40,889)
Proceeds from sale of asset	—	14,796
Acquisition of businesses, net of cash acquired	—	(18,588)
Acquisition of intangible assets	(425)	(1,384)
Purchases of investments	(329,292)	(723,791)
Maturities of investments	257,936	592,749
Sales of investments	56,020	198,541

Net cash provided by (used in) investing activities	(40,651)	21,434

Cash flows from financing activities:
Purchase of treasury shares	(65,445)	(157,582)
Proceeds from exercise of stock options and stock purchase plan purchases	4,972	7,145
Excess tax benefit from share-based compensation	13	192

Net cash used in financing activities	(60,460)	(150,245)

Effect of exchange rate changes on cash	1,089	(14,415)

Net increase (decrease) in cash and cash equivalents	5,676	(4,944)
Cash and cash equivalents at beginning of year	33,267	38,211

Cash and cash equivalents at end of year	$38,943	$33,267

Supplemental disclosures of cash flow information:
Income taxes paid	10,742	49,092

ZEBRA TECHNOLOGIES CORPORATION

SUPPLEMENTAL SALES INFORMATION

(Amounts in thousands)

(Unaudited)

SALES BY PRODUCT CATEGORY

	Three Months Ended
Product Category	December 31, 2009	December 31, 2008	Percent Change	Percent of Net Sales - 2009	Percent of Net Sales - 2008
Hardware	$156,706	$164,042	(4.5)	70.4	70.5
Supplies	39,011	40,870	(4.5)	17.5	17.6
Service and software	25,425	26,158	(2.8)	11.4	11.2
Shipping and handling	1,380	1,498	(7.9)	0.7	0.7

Total sales	$222,522	$232,568	(4.3)	100.0	100.0

	Year Ended
Product Category	December 31, 2009	December 31, 2008	Percent Change	Percent of Net Sales - 2009	Percent of Net Sales - 2008
Hardware	$539,934	$692,638	(22.0)	67.1	70.9
Supplies	155,847	172,106	(9.4)	19.4	17.6
Service and software	102,541	105,113	(2.4)	12.8	10.8
Shipping and handling	5,263	6,843	(23.1)	0.7	0.7

Total sales	$803,585	$976,700	(17.7)	100.0	100.0

SALES BY GEOGRAPHIC REGION

	Three Months Ended
Geographic Region	December 31, 2009	December 31, 2008	Percent Change	Percent of Net Sales - 2009	Percent of Net Sales - 2008
Europe, Middle East and Africa	$82,377	$81,302	1.3	37.0	35.0
Latin America	20,196	17,871	13.0	9.1	7.7
Asia-Pacific	21,984	21,411	2.7	9.9	9.1

Total International	124,557	120,584	3.3	56.0	51.8
North America	97,965	111,984	(12.5)	44.0	48.2

Total sales	$222,522	$232,568	(4.3)	100.0	100.0

	Year Ended
Geographic Region	December 31, 2009	December 31, 2008	Percent Change	Percent of Net Sales - 2009	Percent of Net Sales - 2008
Europe, Middle East and Africa	$294,296	$353,273	(16.7)	36.6	36.2
Latin America	65,060	76,489	(14.9)	8.1	7.8
Asia-Pacific	82,120	102,672	(20.0)	10.2	10.5

Total International	441,476	532,434	(17.1)	54.9	54.5
North America	362,109	444,266	(18.5)	45.1	45.5

Total sales	$803,585	$976,700	(17.7)	100.0	100.0

ZEBRA TECHNOLOGIES CORPORATION

SUPPLEMENTAL SEGMENT INFORMATION

(Amounts in thousands)

(Unaudited)

	Three Months Ended		Year Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
Net sales:
Specialty Printing Group	$203,122	$210,494	$722,556	$882,459
Zebra Enterprise Solutions	19,400	22,074	81,029	94,241

Total	$222,522	$232,568	$803,585	$976,700

Cost of sales:
Specialty Printing Group	$113,253	$113,187	$410,311	$454,337
Zebra Enterprise Solutions	7,791	8,492	32,553	43,058

Total	$121,044	$121,679	$442,864	$497,395

Operating expenses:
Specialty Printing Group	$42,519	$66,781	$164,124	$221,934
Zebra Enterprise Solutions	17,024	163,208	63,730	217,149
Corporate and other	15,697	13,249	64,065	55,568

Total	$75,240	$243,238	$291,919	$494,651

Operating income (loss):
Specialty Printing Group	$47,350	$30,526	$148,121	$206,188
Zebra Enterprise Solutions	(5,415)	(149,626)	(15,254)	(165,966)
Corporate and other	(15,697)	(13,249)	(64,065)	(55,568)

Total	$26,238	$(132,349)	$68,802	$(15,346)

Corporate and other includes corporate administration costs or assets that support both reporting segments.

ZEBRA TECHNOLOGIES CORPORATION

PRINTER UNITS and AVERAGE UNIT PRICES

(Unaudited)

	Three Months Ended December 31,		Percent	Year Ended December 31,		Percent
	2009	2008	Change	2009	2008	Change
Total printers shipped	244,100	249,902	(2.3)	850,230	972,478	(12.6)
Average selling price of printers shipped	$531	$538	(1.3)	$527	$594	(11.3)